The Chef’s Warehouse 8-K

Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3

Dated as of December 3, 2014

to

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of December 3, 2014 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013, by and among the Borrowers, the other Loan Parties party thereto, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.

Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)

The definition of “Fixed Charge Coverage Ratio” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “minus the unfinanced portion of Capital Expenditures” appearing in clause (a) thereof.

(b)

Section 1.01 of the Credit Agreement is amended to add the following new definitions thereto in the appropriate alphabetical order:

“Specified Las Vegas Property” means the 11.25 gross acres of raw land located between Hinson Street and Sobb Avenue just west of Post Road (APN: 162-31-701-019, 020, 021, 022, 023, 028, 029, 030 & 031) within the County of Clark, State of Nevada 89113.

“Specified Las Vegas Transaction” means the sale-leaseback transaction, to be consummated on or prior to December 31, 2015, pursuant to which CW LV Real Estate conveys the Specified Las Vegas Property to any Person and thereafter rents or leases the Specified Las Vegas Property from such Person, in each case, on an arm’s-length basis.

(c)

Section 6.01(l) of the Credit Agreement is amended to add the phrase “prior to the consummation of the Specified Las Vegas Transaction,” at the beginning thereof.

(d)

Section 6.02(p) of the Credit Agreement is amended to add the phrase “prior to the consummation of the Specified Las Vegas Transaction,” at the beginning thereof.

(e)

Section 6.05(h) of the Credit Agreement is amended to replace the figure “$1,000,000” set forth in the proviso therein with the figure “$5,000,000”.

(f)

Section 6.06 of the Credit Agreement is amended and restated to read as follows:

Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets by the Borrowers or any Subsidiary that is (a) approved by Required Lenders, made for cash consideration in an amount not less than the fair value of such fixed or capital asset and consummated within ninety (90) days after the Borrowers or such Subsidiary acquire or complete the construction of such fixed or capital asset or (b) made pursuant to the Specified Las Vegas Transaction.

(g)

Section 6.13(a) of the Credit Agreement is amended and restated to read as follows:

(a)

Fixed Charge Coverage Ratio. The Loan Parties will not permit the Fixed Charge Coverage Ratio, determined for any period of four (4) consecutive Fiscal Quarters ending on any date during any period set forth below, to be less than the ratio set forth below opposite such period:

Period	Ratio
Restatement Effective Date through June 30, 2014	1.15:1:00
December 31, 2014 through December 31, 2015	1.50:1:00
March 31, 2016 and thereafter	1.75:1.00

(h)

Section 6.13(b) of the Credit Agreement is amended to (i) replace the date “December 31, 2014” set forth therein with the date “June 30, 2015” and (ii) replace the date “March 31, 2015” set forth therein with the date “September 30, 2015”.

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(i)

Section 6.13 of the Credit Agreement is amended to (x) re-designate clause (c) thereof as clause (d) thereof and (y) insert the following as new clause (c) thereof:

(c)

Capital Expenditures. (i) The Loan Parties will not, nor will they permit any Subsidiary to, incur or make any Capital Expenditures in the aggregate during any Fiscal Year set forth below in an amount exceeding the amount set forth opposite such Fiscal Year:

Fiscal Year	Maximum Capital Expenditures
2015	$15,000,000
2016 and thereafter	$10,000,000

(ii) The amount of any Capital Expenditures permitted to be made in respect of any Fiscal Year shall be increased by the unused amount of Capital Expenditures that were permitted to be made during the immediately preceding Fiscal Year pursuant to Section 6.13(c)(i), without giving effect to any carryover amount. Capital Expenditures in any Fiscal Year shall be deemed to use first, the amount for such Fiscal Year set forth in Section 6.13(c)(i) and, second, any amount carried forward to such Fiscal Year pursuant to this Section 6.13(c)(ii).

2.

Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Loan Guarantors, (iii) the Administrative Agent shall have received from the Borrowers, on behalf of each Lender signatory hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to 0.20% of the sum of (x) such Lender’s Revolving Commitment immediately prior to the effectiveness of this Amendment plus (y) the aggregate principal amount of such Lender’s Term Loans outstanding immediately prior to the effectiveness of this Amendment, (iv) the Administrative Agent shall have received an executed and effective amendment to the Prudential Note Agreement, which amendment shall be substantially in the form set forth on Exhibit B hereto, and (v) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced in an invoice dated on or prior to the date hereof, reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3.

Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)

This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)

As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

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4.

Reference to and Effect on the Credit Agreement.

(a)

Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)

Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)

Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)

This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5.

Release of Claims.

(a)

Each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Collateral Agent and each of the Lenders, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, the Collateral Agent, the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any of the Loan Parties or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

6.

Each of the Loan Parties understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

7.

Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8.

Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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9.

Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DAIRYLAND USA CORPORATION

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

BEL CANTO FOODS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank, as Administrative Agent and as Collateral Agent

By:	/s/ Diane Bredehoft
Name:	Diane Bredehoft
Title:	Authorized Officer

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

GE CAPITAL BANK, formerly known as
GE CAPITAL FINANCIAL INC., as a Lender

By:	/s/ Woodrow Broaders Jr.
Name:	Woodrow Broaders Jr.
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Thomas Pizzo
Name:	Thomas Pizzo
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Joan Spiotto Murphy
Name:	Joan Spiotto Murphy
Title:	Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Kenneth M. Blackwell
Name:	Kenneth M. Blackwell
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to Amended and Restated Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the other Loan Parties party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 to Amended and Restated Credit Agreement is dated as of November 4, 2014 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Loan Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated December 3, 2014

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

DAIRYLAND USA CORPORATION

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

BEL CANTO FOODS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

CHEFS’ WAREHOUSE PARENT, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

MICHAEL’S FINER MEATS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

QZ ACQUISITION (USA), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

CW LV REAL ESTATE LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

ALLEN BROTHERS 1893, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE GREAT STEAKHOUSE STEAKS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

EXHIBIT B

FORM OF AMENDMENT TO

PRUDENTIAL NOTE AGREEMENT

[Attached]